3D SYSTEMS

Conference Call and Webcast
Third Quarter and Nine Months 2013





www.3dsystems.com NYSE: DDD

Presenters

Stacey Witten	• Director Investor Relations
Avi Reichental	• President & Chief Executive Officer
Damon Gregoire	• Senior Vice President & Chief Financial Officer
Andrew Johnson	• Vice President & General Counsel

Welcome Webcast Viewers

To listen to the conference via phone and to ask questions during our Q&A session, please dial:

- 1-800-706-7745 in the United States
- 1-617-614-3472 from outside the United States
- Participant Code: 86406937

Forward Looking Statements

This presentation contains forward-looking statements, as defined by federal and state securities laws. Forward-looking statements include statements concerning plans, objectives, goals, strategies, expectations, intentions, projections, developments, future events, performance or products, underlying assumptions, and other statements which are other than statements of historical facts. In some cases, you can identify forward-looking statements by terminology such as "may," "will," "should," "hope," "expects," "intends," "plans," "anticipates," "contemplates," "believes," "estimates," "predicts," "projects," "potential," "continue," and other similar terminology or the negative of these terms. From time to time, we may publish or otherwise make available forward-looking statements of this nature. All such forward-looking statements, whether written or oral, and whether made by us or on our behalf, are expressly qualified by the cautionary statements described on this message including those set forth below. In addition, we undertake no obligation to update or revise any forward-looking statements to reflect events, circumstances, or new information after the date of the information or to reflect the occurrence or likelihood of unanticipated events, and we disclaim any such obligation.

Forward-looking statements are only predictions that relate to future events or our future performance and are subject to known and unknown risks, uncertainties, assumptions, and other factors, many of which are beyond our control, that may cause actual results, outcomes, levels of activity, performance, developments, or achievements to be materially different from any future results, outcomes, levels of activity, performance, developments, or achievements expressed, anticipated, or implied by these forward-looking statements. As a result, we cannot guarantee future results, outcomes, levels of activity, performance, developments, or achievements, and there can be no assurance that our expectations, intentions, anticipations, beliefs, or projections will result or be achieved or accomplished. These forward-looking statements are made as of the date hereof and are based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. 3D System's actual results could differ materially from those stated or implied in forward-looking statements. Past performance is not necessarily indicative of future results. We do not intend to update these forward looking statements even though our situation may change in the future. Further, we encourage you to review the risks that we face and other information about us in our filings with the SEC, including our Annual Report on Form 10-K which was filed on February 25, 2013. These are available at www.SEC.gov.

3DSYSTEMS™

Operating Results

Avi Reichental, President & CEO





Third Quarter 2013 Highlights

Revenue grew 49.9%, to a record $135.7 million on a 75.6% increase in printers & other products revenue and 29.7% overall organic growth

Gross profit increased 52.4% on higher revenue and gross profit margin expansion to 52.6% even as printers continued to make up a higher portion of total revenue

We launched new SW products including Geomagic 2014 software for design, scan, measure & sculpt and Bespoke Modeling software, a cloud converting, viewing and printing of full color medical models directly from CT scan data

We acquired CRDM, Team Platform, The Sugar Lab and 82% of Phenix Systems, extending our Quickparts global operations, adding online collaboration platform capabilities and expanding our printing portfolio to metals and food

Record Quarterly Revenue

$ in millions


Third Quarter
Printers & Other
2012
$ 34.1
2013
$ 59.8
76%
Materials
2012
$ 25.5
2013
$ 33.2
30%
Services
2012
$ 31.0
2013
$ 42.7
38%
Healthcare
2012
$ 12.1
2013
$ 16.9
39%
Consumer
2012
$ 3.3
2013
$ 13.5
305%

49.9% overall revenue growth

29.7% organic revenue growth

Consumer Products Preview

Compared to the first half of 2013, third quarter consumer revenue nearly doubled and for the first nine months of 2013 amounted to $25.8 million, driven primarily by sales of printers

In-store retail operations expanding to about 400 retail stores before the holiday season, including Staples and Office Depot

Significant brand licensing progress with CBS, Manchester United and the NBA

We expect to announce exciting new products and partnerships leading up to CES 2014

New Products Fuel Our Growth

$ in millions


Nine Months New Products Revenue
$160
$140
$120
$100
$80
$60
$40
$20
$0
$51
$89
$156
2011
2012
2013

New Products Revenue Performance 2013

Launched 12 new products in the first 9 months 2013	New products revenue rose 79% over Q3 2012	New products revenue rose 75% compared to the first nine months of 2012

3DSYSTEMS™

Financial Review

Damon Gregoire, Senior Vice President and CFO





www.3dsystems.com NYSE: DDD

Third Quarter GAAP Operating Results

$ in millions, except earnings per share

Drivers	2012	2013	% Change Favorable/ (Unvaforable)
Revenue	**$ 90.5**	**$ 135.7**	**49.9%**
Gross Profit	**$ 46.9**	**$ 71.4**	**52.4%**
Gross Profit Margin	*51.8%*	*52.6%*	
Operating Expenses	**$ 28.4**	**$ 42.9**	**(50.7%)**
% of Revenue	*31.4%*	*31.6%*	
Operating Income	**$ 18.4**	**$ 28.6**	**55.0%**
% of Revenue	*20.4%*	*21.1%*	
Net Income	**$ 13.5**	**$ 17.7**	**30.6%**
% of Revenue	*14.9%*	*13.0%*	
Diluted Earnings Per Share	**$ 0.16**	**$ 0.17**	**6.3%**

First Nine Months GAAP Operating Results

$ in millions, except earnings per share

Drivers	2012	2013	% Change Favorable/ (Unvaforable)
Revenue	**$ 252.1**	**$ 358.6**	**42.3%**
Gross Profit	**$ 128.7**	**$ 187.5**	**45.7%**
Gross Profit Margin	*51.1%*	*52.3%*	
Operating Expenses	**$ 86.3**	**$ 124.6**	**(44.4%)**
% of Revenue	*34.2%*	*34.8%*	
Operating Income	**$ 42.4**	**$ 62.9**	**48.3%**
% of Revenue	*16.8%*	*17.5%*	
Net Income	**$ 28.0**	**$ 32.9**	**17.3%**
% of Revenue	*11.1%*	*9.2%*	
Diluted Earnings Per Share	**$ 0.35**	**$ 0.34**	**(2.9%)**

Non-GAAP Reconciliation

($ in millions, except per share amounts)	Quarter Ended September 30, 2012	Quarter Ended September 30, 2013	Nine Months Ended September 30, 2012	Nine Months Ended September 30, 2013
GAAP net income	$ 13.5	$ 17.7	$ 28.0	$ 32.9
Cost of sales adjustments:				
Amortization of intangibles	$ 0.1	$ 0.1	$ 0.2	$ 0.2
Operating expense adjustments:				
Amortization of intangibles	$ 3.0	$ 6.1	$ 9.4	$ 14.9
Acquisition and severance expenses	$ 0.3	$ 0.7	$ 3.3	$ 5.4
Non-cash stock-based compensation expense	$ 1.2	$ 3.1	$ 3.7	$ 8.5
Other expense adjustments:				
Non-cash interest expense	$ 1.0	$ 0.1	$ 2.9	$ 0.9
Loss on convertible notes	$ 1.2	$ 2.0	$ 1.2	$ 11.3
(Gain) loss on litigation and tax settlements	($ 1.5)	$ 0.5	($ 1.5)	$ 2.5
Tax effect	($ 0.6)	($ 4.0)	($ 1.9)	($ 12.4)
Non-GAAP net income	$ 18.2	$ 26.2	$ 45.3	$ 64.0
Non-GAAP diluted earnings per share	$ 0.21	$ 0.26	$ 0.57	$ 0.66

-columns may not foot due to rounding

We use non-GAAP financial measures of adjusted net income and adjusted earnings per share to supplement our unaudited condensed consolidated financial statements presented on a GAAP basis to facilitate a better understanding of the impact that several strategic acquisitions had on our financial results.

Revenue by Category & Geography

$ in millions

Third Quarter



$160
$140
$120
$100
$80
$60
$40
$20
$0
$ 90.5
34%
28%
38%
2012
$ 135.7
32%
24%
44%
2013
Services
Materials
Printers
and Other



$160
$140
$120
$100
$80
$60
$40
$20
$0
$ 90.5
18%
28%
54%
$ 135.7
21%
24%
55%
Asia-Pacific
Europe
North
America

Nine Months



$400
$350
$300
$250
$200
$150
$100
$50
$0
$ 252.1
36%
30%
34%
2012
$ 358.6
32%
25%
43%
2013
Services
Materials
Printers
and Other



$400
$350
$300
$250
$200
$150
$100
$50
$0
$ 252.1
16%
28%
56%
$ 358.6
18%
26%
56%
Asia-Pacific
Europe
North
America

Q3 and nine months 2013 recurring revenue accounted for 56% and 57% of total revenue

Third Quarter Gross Profit and Margin

$ in millions

Third Quarter						
	2012		2013		Yr-Yr%	
Category	Gross Profit	Gross Profit Margin	Gross Profit	Gross Profit Margin	Gross Profit	Gross Profit Margin
Printers & other products	$ 15.4	45.2%	$ 26.9	45.0%	74.8%	(0.4%)
Print materials	$ 17.4	68.3%	$ 24.5	73.8%	40.6%	8.1%
Services	$ 14.1	45.4%	$ 20.0	46.9%	42.4%	3.3%
Total	**$ 46.9**	**51.8%**	**$ 71.4**	**52.6%**	**52.4%**	**1.5%**

-columns may not foot due to rounding

Q3 2013 Revenue by Category



Services
32%
44%
Printers & Other Products
24%
Print Materials

Q3 2013 Gross Profit by Category



Services
28%
38%
Printers & Other Products
34%
Print Materials

Nine Months Gross Profit and Margin

$ in millions

Nine Months						
	2012		2013		Yr-Yr%	
Category	Gross Profit	Gross Profit Margin	Gross Profit	Gross Profit Margin	Gross Profit	Gross Profit Margin
Printers & other products	$ 36.2	42.7%	$ 69.5	45.2%	91.8%	5.9%
Print materials	$ 51.4	67.3%	$ 66.9	73.4%	30.2%	9.1%
Services	$ 41.1	45.2%	$ 51.1	45.0%	24.4%	(0.4%)
Total	**$ 128.7**	**51.1%**	**$ 187.5**	**52.3%**	**45.7%**	**2.3%**

-columns may not foot due to rounding

Nine Months 2013 Revenue by Category


Services
32%
43%
Printers & Other Products
25%
Print Materials

Nine Months 2013 Gross Profit by Category


Services
27%
37%
Printers & Other Products
36%
Print Materials

Operating Expenses

$ in millions

Third Quarter						
Category	GAAP			Non-GAAP		
	2012	2013	% Change Favorable/ (Unfavorable)	2012	2013	% Change Favorable/ (Unfavorable)
SG&A	$ 22.9	$ 32.1	(40.0%)	$ 18.4	$ 22.1	(20.1%)
R&D	$ 5.5	$ 10.8	(95.1%)	$ 5.5	$ 10.8	(95.1%)
Total Operating Expenses	$ 28.4	$ 42.9	(50.7%)	$ 24.0	$ 33.0	(37.4%)
% of Revenue	*31.4%*	*31.6%*		*26.5%*	*24.3%*	

Nine Months						
Category	GAAP			Non-GAAP		
	2012	2013	% Change Favorable/ (Unfavorable)	2012	2013	% Change Favorable/ (Unfavorable)
SG&A	$ 70.9	$ 97.7	(37.8%)	$ 54.6	$ 69.0	(26.4%)
R&D	$ 15.4	$ 26.9	(74.8%)	$ 15.4	$ 26.9	(74.8%)
Total Operating Expenses	$ 86.3	$ 124.6	(44.4%)	$ 70.0	$ 95.9	(37.1%)
% of Revenue	*34.2%*	*34.8%*		*27.8%*	*26.7%*	

-Columns may not foot due to rounding

Working Capital

$ in millions

	December 2012	September 2013	% Change Favorable/(Unfavorable)
Cash	$ 155.9	$ 345.4	121.6%
Inventory	$ 41.8	$ 66.1	(58.1%)
Accounts Receivable	$ 79.9	$ 114.0	42.7%
Accounts Payable	$ 32.1	$ 46.5	(45.0%)
Working Capital	$ 212.3	$ 436.8	105.8%

- Cash on hand at end of September 2013 compared to the end of 2012 increased $189 million after $272 million of net proceeds from our common stock offering, generating $44 million of cash from operations and paying $113 million of cash for acquisitions

Updating FY 2013 Guidance

We are increasing our revenue guidance range:

>Was in the range of $485 million to $510 million

>Expected to be in the range of $500 million to $530 million

We are decreasing our non-GAAP earnings per share range:

>Was in the range of $1.05 to $1.20

>Expected to be in the range of $0.93 to $1.03

Our non-GAAP adjusted earnings guidance is fully tax-effected and inclusive of all acquisitions completed to date

3DSYSTEMS™

Outlook and Progress

Avi Reichental, President and CEO





www.3dsystems.com NYSE: DDD

Strategic Growth Initiatives Update

- Unprecedented demand for our professional and consumer printers continues to drive our growth
- New materials, expanded manufacturing use cases and new SW products set the stage for further margin expansion
- *Phenix Systems* enhances our direct metals printing capabilities and positions us at the heart of the rapidly unfolding advanced manufacturing opportunity
- *CRDM* expands our Quickparts' global footprint and enhances our presence in the UK
- The addition of leading technology distributor *Midwich* in the UK serves as a force multiplier for our education growth plan
- China's *Tianjin Real Estate Development Company* multiplexes our consumer and professional printers reach in China with reach into hospitality, technology, property and retail
- *Team Platform* strengthens our consumer and professional design and communications capabilities with unique and powerful online collaboration tools
- *The Sugar Lab* accelerates our food printing development and marketing initiatives

Outlook

We entered the fourth quarter of 2013 with positive sales momentum, driven by increased demand from advanced manufacturing and consumer activities

We expect accelerated portfolio diversification, expanded channels and focused growth initiatives to deliver continued success

We expect to launch breakthrough products including several advanced manufacturing printers and professional scanners at Euromold in December 2013 and cutting edge consumer printers and scanners at CES in early January 2014

Q&A Session

Out of respect for other conference call participants, please ask one question and then return to the queue to ask additional questions

Please direct all questions through the teleconference portion of this call

To ask questions:

- U.S.: 1-800-706-7745
- International: 1-617-614-3472
- Conference ID: 86406937

3DSYSTEMS™

Thank You



www.3dsystems.com NYSE: DDD